UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
__________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
February 22, 2023
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UPBOUND GROUP, INC.
(Exact name of registrant as specified in charter)
 ___________________________________________________

Delaware	001-38047	45-0491516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone number, including area code)
Rent-A-Center, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	RCII	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 21, 2023, Upbound Group, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to change the Company’s name from Rent-A-Center, Inc. to Upbound Group, Inc., which was approved by the board of directors (the “Board”) of the Company. The name change became effective on February 22, 2023.

Additionally, the Board approved and adopted an amendment and restatement of the Company’s existing bylaws (as amended and restated, the “Amended and Restated Bylaws”) effective on February 22, 2023, solely to reflect the change of the Company’s name from Rent-A-Center, Inc. to Upbound Group, Inc.

In connection with the foregoing, the Company will also change the trading symbol under which its common stock is traded with The Nasdaq Global Select Market from “RCII” to “UPBD,” effective as of the opening of market trading on February 27, 2023. There will be no change to the CUSIP number for the Company’s common stock.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment and Amended and Restated Bylaws, copies of which are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 23, 2023, the Company issued a press release announcing the Company’s name change from Rent-A-Center, Inc. to Upbound Group, Inc. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are being filed or furnished herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of the Company
3.2	Amended and Restated Bylaws of the Company
99.1	Press Release, dated February 23, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPBOUND GROUP, INC.

Date:	February 23, 2023	By:	/s/ Bryan J. Pechersky
Bryan J. Pechersky
Executive Vice President, General Counsel and Secretary